UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)      July 1, 2005

CITIZENS COMMUNITY BANCORP

(Exact name of Registrant as specified in its Charter)

United States	000-50585	20-0663325
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)

2174 EastRidge Center, Eau Claire, Wisconsin	54701
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (715) 836-9994

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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This amendment is being filed to correct typographical errors in the original Current Report on Form 8-K filed on July 1, 2005.

Item 2.01.  Completion of Acquisition or Disposition of Assets.

         On July 1, 2005, the acquisition of Community Plus Savings Bank ("CPSB") by Citizens Community Bancorp ("CCB") in a merger of CPSB with and into Citizens Community Federal ("CCF") as contemplated by the Agreement and Plan of Merger dated January 6, 2005 (the "Agreement") was completed. In accordance with the Agreement, CCB issued 705,569 additional shares to Citizens Community MHC, as discussed in Item 3.02 below. A copy of the Agreement, filed as an exhibit to CCB's Form 8-K dated January 6, 2005, is hereby incorporated by reference in Exhibit 2.1. A press release dated July 1, 2005, announcing the completion of the acquisition is included as Exhibit 99.1 to this Form 8-K.

Item 3.02.  Unregistered Sales of Equity Securities.

         In connection with the acquisition of CPSB, as provided for in the Agreement, CCB issued 705,569 shares of its common stock (par value $0.01 per share) to Citizens Community MHC without registration of such stock under the Securities Act of 1933, as amended (the "Act"), pursuant to Section 4(2) of the Act. The amount of shares issued was determined under the Agreement by dividing $9.25 million (the independently appraised value of CPSB) by $13.11, which was the average closing bid price of CCB's common stock for the 20th through the 5th trading days prior to the July 1, 2005 closing date.

Item 9.01  Financial Statements and Exhibits

(a)	Financial Statements of Business.
The audited balance sheet at December 31, 2004 and 2003, the audited consolidated statements of income for the years ended December 31, 2004 and 2003 of CPSB, the unaudited balance sheet at March 31, 2005 and the unaudited consolidated statements of income for the quarter ended March 31, 2005 are incorporated herein by reference by Exhibit 99.2.

(b)	Pro Forma Financial Information.
Unaudited combined condensed consolidated pro forma financial data at and for the three months ended June 30, 2005 will be provided by CCB by an amendment to this Form 8-K in accordance with SEC regulations.

            (c)     Exhibits.

Exhibit No.	Description
2.1	Agreement and Plan of Merger, incorporated by reference to Exhibit 99.1 to the Form 8-K filed by CCB on January 7, 2005.
99.1	Press release dated July 1, 2005
99.2	Audited and unaudited financial statements of CPSB, incorporated by reference from the definitive proxy statement filed by CCB on May 13, 2005.

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SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

CITIZENS COMMUNITY BANCORP

Date: July 1, 2005	By: /s/ John D. Zettler John D. Zettler Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description
2.1	Agreement and Plan of Merger, incorporated by reference to Exhibit 99.1 to the Form 8-K filed by CCB on January 7, 2005.
99.1	Press release dated July 1, 2005
99.2	Audited and unaudited financial statements of CPSB, incorporated by reference from the definitive proxy statement filed by CCB on May 13, 2005.

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